Business	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Business [Abstract]
Business

1. Business

The Active Network, Inc., a Delaware corporation, and its subsidiaries ("Active" or the "Company"), provide organization-based cloud computing applications that form an online network connecting a fragmented and diverse group of activity and event organizers with a large base of potential participants. The Company's technology platform transforms the way organizers manage their activities and events by automating online registrations and streamlining other critical management functions, while driving consumer participation to their activities and events.

Initial Public Offering

In May 2011, the Company completed an initial public offering ("IPO") of its common stock in which it sold and issued 12,650,000 shares of common stock, of which 4,427,778 were sold by its selling shareholders, at an issue price of $15.00 per share, resulting in proceeds, net of underwriting discounts but before deducting offering expenses, of approximately $114.7 million to the Company. As a result of the IPO, all shares of the Company's convertible preferred stock and redeemable convertible preferred stock converted into 34,631,891 shares of common stock and certain warrants to purchase common stock were net exercised into 420,365 shares of common stock.

1. Business

The Active Network, Inc. ("Active" or the "Company"), a Delaware corporation, provides organization-based cloud computing applications that form an online network connecting a fragmented and diverse group of activity and event organizers with a large base of potential participants. The Company's technology platform transforms the way organizers manage their activities and events by automating online registrations and streamlining other critical management functions, while driving consumer participation to their activities and events.